                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 38 to Registration Statement No. 2-56978 of Merrill Lynch Pacific Fund, Inc.
(the "Fund") on Form N-1A of our report dated February 16, 2005 appearing in the
December 31, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration
Statement. We also consent to the reference to us under the caption "Financial
Highlights" in the Prospectus, which is also a part of this Registration
Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 25, 2005